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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 May 3, 2004
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                              Pharmion Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                        000-50447              84-1521333
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(State or other jurisdiction          (Commission File          (IRS Employer
     of incorporation)                     Number)           Identification No.)

2525 28th Street, Boulder, Colorado                                 80301
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              720-564-9100
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          (Former name or former address if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         (c) Exhibit 99.1 - Press Release dated May 3, 2004.

         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed."

Item 12. Disclosure of Results of Operations and Financial Condition

         On May 3, 2004, the Pharmion Corporation issued a press release relating to the Company's earnings for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of
         Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    PHARMION CORPORATION


                                 Date:              By: /s/ Erle T. Mast
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                                                        Erle T. Mast
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1 Press release dated May 3, 2004 announcing results for the first quarter ended March 31, 2004.


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